EXHIBIT 10.13




                              TELEGEN CORPORATION
                            A California Corporation

                        CONVERTIBLE PROMISSORY NOTE AND
                              COMMON STOCK WARRANT
                              SUBSCRIPTION PACKAGE


                               TELEGEN CORPORATION
                            SUBSCRIPTION INSTRUCTIONS
                             (Please Read Carefully)

         THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF UNITS SUBSCRIBED FOR BY SUCH PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON. THE COMPANY WILL UTILIZE SUBSCRIPTION PROCEEDS IMMEDIATELY UPON ACCEPTANCE.

         Telegen Corporation (the "Company") is offering Units, each Unit consisting of (i) a Convertible Promissory Note evidencing $50,000 in indebtedness and (ii) a warrant to purchase 10,000 shares of Common Stock at an exercise price of $2.25 per share of the Company for $50,000 per Unit. This Subscription Booklet contains all of the materials necessary for you to purchase the Units.

   I. After completing the enclosed Subscription Agreement, please sign the appropriate signature page and return it to the address set forth below in Section III. Please make sure that you indicate how the name should appear on your stock certificate.

  II. Payment for the Units must be remitted to an escrow account established by the Company's Placement Agent, Capitol Bay Securities, by check made out to "Telegen Corporation" or by wire transfer.

 III.    Send the appropriate signature page to the following address:

                  Wilson Sonsini Goodrich & Rosati
                  Professional Corporation
                  650 Page Mill Road
                  Palo Alto, California 94304-1050
                  Attn:  Jack I. Siegal

  IV. Questions regarding completion of subscription documents should be directed to:

                  Wilson Sonsini Goodrich & Rosati
                  Professional Corporation
                  650 Page Mill Road
                  Palo Alto, California 94304-1050
                  Attn:  Jack I. Siegal
                  Tel:   (650) 493-9300
                  Fax:  (650) 496-4086

   V.    Questions regarding the offering or the Company should be directed to:

                  Telegen Corporation
                  101 Saginaw Drive
                  Redwood City, CA 94063
                  Attn:  Fred Kashkooli
                  Tel:   (650) 261-9400
                  Fax:  (650) 261-9468

FAILURE TO COMPLY WITH THE SUBSCRIPTION INSTRUCTIONS WILL CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST.

                             SUBSCRIPTION AGREEMENT

                                   ----------

                               TELEGEN CORPORATION

                                   ----------


                                    20 Units
          with each unit consisting of one Convertible Promissory Note evidencing $50,000 in indebtedness and One Warrant to purchase Ten
       Thousand Shares of Common Stock at a $2.25 per-share exercise price of TELEGEN CORPORATION

                           $100,000 Minimum Investment

                                   ----------


To:      Telegen Corporation


         This Subscription Agreement is made by and between Telegen Corporation, a California corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for that number of units (the "Units"), each unit consisting of (i) a Convertible Promissory Note evidencing $50,000 in indebtedness and (ii) a warrant to purchase ten thousand shares of the Company's Common Stock at a $2.25 per share exercise price (the "Warrant") specified on the signature page hereto. The purchase price per Unit (the "Purchase Price") is $50,000. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, relating to an offering (the "Offering") of up to 20 Units. The minimum aggregate investment in this offering by all subscribers shall be $500,000 and the maximum shall be $1,000,000.

         In consideration of the Company's agreement to sell the Units to the undersigned on the terms and conditions summarized herein, the undersigned agrees and represents as follows:

I.       SUBSCRIPTION.

         (A) The undersigned hereby irrevocably subscribes for and agrees to purchase that number of the Units (which may include a fraction of a Unit) indicated on the signature page hereto at a purchase price of $50,000 per Unit. The undersigned agrees to wire transfer funds or deliver a check made out to "Telegen Corporation" in an amount equal to the aggregate purchase price for the Units (the "Payment") to an escrow account established by the Company's Placement Agent as of the date hereof.

         (B) The undersigned understands that the Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest or deduction, if the undersigned's subscription is rejected in whole or in part. The Company, if it accepts this subscription, or part thereof and receipt by the Company of the Payment, will promptly provide written notice to the undersigned of receipt and acceptance of such subscription, or part thereof. Subject to the acceptance by the Company of the subscription, or part thereof, the Company shall cause to be issued to the undersigned with reasonable promptness the number of Units represented by the accepted portion of the subscription.

         (C) The undersigned hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Subscription Agreement, (ii) acceptance by the Company of the undersigned's subscription (the "Subscription"), (iii) the form of the Warrant attached hereto as Exhibit A which specifies the rights afforded to the Warrant (the "Warrant Agreement") , and (iv) the form of the Convertible Promissory Note attached hereto as Exhibit B, the "Note"). This Agreement, the Warrant Agreement, and the Note shall constitute the Unit Agreements.

II.      REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

         The undersigned hereby represents and warrants to and agrees with the Company as follows:

         (A) Authorization; Residence Address. This Agreement constitutes the undersigned's valid and legally binding obligation, enforceable in accordance with its terms. The undersigned's residence address is as set forth on the signature page hereto.

         (B) Purchase Entirely for Own Account. This Agreement is made with the undersigned in reliance upon the undersigned's representation to the Company, which by the undersigned's execution of this Agreement the undersigned hereby confirms, that the Units will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the undersigned further represents that the undersigned does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any portion of the Units. The undersigned represents that it has full power and authority to enter into this Agreement.

         (C) Qualified Investor. The undersigned represents and warrants that it is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The undersigned also represents and warrants that it either has a pre-existing business or personal relationship with the Company or any of its officers, directors, or controlling persons, or by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the undersigned's own interests in connection with these transactions.

         (D) Disclosure of Information. The undersigned understands that the Company is a public reporting Company under the 1934 Act and that it is current on its reporting requirements and that such reports represent all the information the undersigned considers necessary or appropriate for deciding whether to acquire the Units, and that in particular, the undersigned has been furnished with and has carefully read the Company's Annual Report on Form 10-K dated March 31, 1997, amended on April 9 and April 30, 1997, the Proxy Statement delivered to the Company's Shareholders dated July 9, 1997, Quarterly Report on Form 10-Q dated May 15, 1997, the Quarterly Report on Form 10-Q dated August 14, 1997, Current Reports on Form 8-K dated January 15, 1997 (amended March 14,
1997),  January 21, 1997, February 7, 1997, March 25, 1997, May 9, 1997, May 19,
1997, July 8, 1997,  August 11, 1997,  August 19, 1997 and October 15, 1997, the
Company's press releases dated August 7, 1997 and August 19, 1997, the Company's disclosure regarding its common stock subscription offering in August 1997, the Company's press release dated October 31, 1997, and the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1997 (the "Disclosure Documents").

         (E) Investment Experience. The undersigned is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has directly, or indirectly through its agents, advisors or other persons on which it relies, such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. The undersigned also represents it has not been organized for the purpose of acquiring the Units. The undersigned further represents that it has had an opportunity to review the Unit Agreements and ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units.

         (F) Restricted Securities. The undersigned understands that the Note, the Warrant, and the shares of Common Stock issuable upon conversion thereof will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances.

         (G) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Stock unless and until:

                  (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (b) (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

         (H) Responsibility for Tax Consequences. The undersigned has had an opportunity to review the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by the Unit Agreements (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with his tax advisors, if any, regarding such consequences. The undersigned acknowledges that he is not relying on any statements or representations of the Company or any of its agents in regard to such tax consequences and understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by the Unit Agreements. The undersigned acknowledges that the Company has no obligation in regard to the future conduct of its business to act or refrain from acting in any manner, regardless of the loss of any tax benefit to Investor in connection with the purchase, ownership, or sale of the Units or Common Stock issuable upon conversion thereof, which may result from such action or inaction.

         (I) Legends. It is understood that the Units and the shares of Common Stock issuable upon conversion thereof and any securities issued in respect thereof or exchange therefor may bear one or all of the following legends:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b)  Any  legend   required  by  the  laws  of  the  State  of
California, including any legend required by the California Department of Corporations or by the laws of any other state or jurisdiction.


III.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         (A) SEC Documents. The Company has made available to the undersigned a true and complete copy of the Disclosure Documents. As of their respective filing dates, the Company has made all necessary filings with the Securities and Exchange Commission ("SEC"), the Company's SEC Documents (as defined below) comply in all material respects with the requirements of the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, and none of the Company's SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. For purposes of this section, the SEC Documents shall mean the Disclosure Documents, except for Exhibits G and H thereto.

         (B) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to carry on its respective businesses as now conducted. The Company is qualified as a foreign corporation in any jurisdiction in which a failure to so qualify would have a material adverse effect on the Company.

         (C) Power, Authorization and Validity.

                  (a) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by the Unit Agreements to which it is or will be a party and to perform its obligations under each of them. This Subscription has been duly and validly approved and authorized by the Company. The execution and delivery of, and the consummation of the transactions contemplated by, each of the Unit Agreements to which the Company is or will be a party has been duly authorized by all necessary corporate action on the part of the Company.

                  (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, is required by or with respect to the Company in connection with the execution and delivery of, and the consummation by it of the transactions contemplated by any of the Unit Agreements to which the Company is or will be a party, except for causing the Registration Statement to be declared effective by the SEC.

                  (c) Each of the Unit Agreements to which the Company is or will be a party has been, or upon its execution and delivery by the Company will have been, duly executed and delivered by it, and constitutes or will constitute upon its execution and delivery, a valid and binding obligation of the Company, enforceable in accordance with its terms.

         (D) No Violation of Existing Agreements. Neither the execution and delivery of the Unit Agreements nor the consummation of the transactions contemplated hereby or thereby will conflict with, or result in a material breach or violation of, any provision of the Articles of Incorporation or Bylaws of the Company, as currently in effect, any material instrument or contract to which the Company is a party or by which any such party is bound, or any federal, state or local judgment, writ, decree, order, statute, rule or regulation applicable to any such person. Neither the execution and delivery of the Unit Agreements, nor the consummation of the transactions contemplated hereby or thereby will directly have a material adverse effect on the Company.

         (E) Financial Statements. The unaudited financial statements of the Company included in its Form 10-Q for the quarterly period ending September 30, 1997, as filed with the Securities and Exchange Commission, have been prepared in accordance with GAAP and present fairly the financial policies of the Company as of such date and the results of operations, equity transactions and changes in financial position of the Company for the periods indicated, except as may be indicated therein or in the notes thereto.

         (F) Borkers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company any liability for brokerage of finders' fees or agents' commissions or any similar charges in connection with this Subscription Agreement or any transaction contemplated thereby, except for a 10% cash commission, along with a warrant to purchase 80,000 shares of the Company's Common Stock on the same terms as the Warrant offered hereunder for every $500,000 raised by the Company in this Convertible Note and Common Stock Warrant offering, paid to the Company's Placement Agent.

IV.      UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

         (A) This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

         (B)  The   undersigned   hereby   acknowledges   and  agrees  that  the
Subscription hereunder is irrevocable by the undersigned; that, except as required by law, the undersigned is not entitled to cancel, terminate, or revoke the Unit Agreements or any agreements of the undersigned hereunder or thereunder, and that the Unit Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         (C)  California  Corporate  Securities  Law. THE SALE OF THE SECURITIES
THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

         (D) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHER MORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETER MINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

V.       REGISTRATION RIGHTS

         (A) The undersigned will be entitled to registration rights as follows: the Company shall prepare and file within thirty (30) days of the date hereof, a registration statement on Form S-3 or any other Form that is available to the Company at that time (the "Registration Statement") covering the resale of the Common Stock issued upon conversion of the Note and upon exercise of the Warrant. The Company further agrees to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission within ninety (90) days after the initial filing of the Registration Statement. The Company shall pay all expenses of such registration and shall maintain the effectiveness of such Registration Statement for so long as the Common Stock sold hereunder and Common Stock issuable under the Warrants cannot be freely resold pursuant to Rule 144. A cash penalty of 2% of the consideration paid for the Units purchased hereunder shall accrue every thirty (30) day period beyond one hundred and twenty (120) days from date of this Subscription Agreement that the Registration Statement fails to be effective and such penalty shall be paid within thirty (30) days of the end of every such period.


VI.      MISCELLANEOUS.

         (A) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing effecting the same signed by the Company and a majority in interest of the holders of the Common Stock purchased pursuant to this Subscription offering.

         (B) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (C) This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors, and assigns. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (D) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

         (E) This Subscription Agreement and the signature pages hereto may be signed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

VII.     SIGNATURES.


THE COMPANY


By: ___________________________________________________
         Fred Kashkooli, Chief Executive Officer

THE PURCHASER

The signature page for the purchaser of Units under this Subscription Agreement is contained as part of the Subscription Package and is entitled "Signature Page."

                           Signature Page Instructions

         Each individual investor should then complete all requested information on page A-1. Investors purchasing through an estate planning, family, or retirement trust should complete all requested information on page B-1. Investors purchasing through an Individual Retirement Account should complete all requested information on page C-1. Investors purchasing as a corporation should complete all requested information on page D-1.

         If you have any questions concerning the form of investment entity or the correct signature page to use, please contact the individual identified in
Section III of the Subscription Instructions. All documents should then be returned to Wilson, Sonsini, Goodrich & Rosati at the address identified in the Subscription Instructions. Investors purchasing as a partnership should complete all requested information on page E-1.

                               TELEGEN CORPORATION
                            INDIVIDUAL SIGNATURE PAGE

         Your signature on this Individual Signature Page evidences your agreement to be bound by the Subscription Agreement.

         The undersigned investor, hereby subscribes to ______________________ Units (each unit consisting of a Convertible Promissory Note evidencing $50,000 of indebtedness and a Warrant for ten thousand shares of Common Stock at an exercise price of $2.25 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $50,000 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $______________ (the "Funds"). Stock certificates for the Common Stock and Warrant agreement purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         The undersigned represents that (i) he or she has read and understands this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement), (ii) the representations and warranties made by the undersigned in the Subscription Agreement are true, and (iii) he or she will telephone the Company immediately if any material change in any of the representations and warranties contained in the Subscription Agreement occurs before the acceptance of his or her subscription and will promptly send the Company written confirmation of such change.

Section 1. Form of Ownership. The purchaser wishes to take title to the Shares with the following form of ownership:

                  _____    Individual, as separate property.
                  _____    Individual Joint Tenants With Right of Survivorship (Both parties must sign below).
                  _____    Tenants in Common (Both parties must sign below).
                  _____    Husband and Wife, as Community Property. (One signature required if interest held in one name--i.e., managing spouse, and two signatures required if interest held in both names).

Section 2.  Title.

         Please indicate exactly how you wish the name of the holder to appear on the certificate representing the Shares:_____________________________________


Section 3.  Signatures.
                                      Signatory 1 (Individual)                        Signatory 2 (Individual)
Name:                      _____________________________________________     ___________________________________________

Signature:                 _____________________________________________     ___________________________________________

Social Security Number:    _____________________________________________     ___________________________________________

Residence Address:         _____________________________________________     ___________________________________________

                           _____________________________________________     ___________________________________________

Mailing Address:           _____________________________________________     ___________________________________________

Home Phone:                _____________________________________________     ___________________________________________

Work Phone:                _____________________________________________     ___________________________________________

Date:                      _____________________________________________     ___________________________________________


                                       A-1

                               TELEGEN CORPORATION
                              TRUST SIGNATURE PAGE

         Your signature on this Trust Signature Page evidences the agreement by the Trustee(s), on behalf of the Trust, to be bound by the Subscription Agreement.

         (A) The undersigned investor, hereby subscribes to ______________________ Units (each unit consisting of a Convertible Promissory Note evidencing $50,000 of indebtedness and a Warrant for ten thousand shares of Common Stock at an exercise price of $2.25 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $50,000 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $______________ (the "Funds"). Stock certificates for the Common Stock and Warrant Agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned trustees represent that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate, and (b) the Trust will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the Trust's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned trustee(s) hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the Trust are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Trust and, further, that the undersigned Trust has all requisite authority to purchase such Shares and enter into this Subscription Agreement.


Please Type or Print the Exact Legal Title of Trust as follows: Trustee's name, as trustee for [Name of Grantor] under Agreement [or Declaration] of Trust dated
[Date of Trust Formation]

Title: _________________________________________________________________________________________________________________


Name of                                                       Name of
Trustee: _________________________________________________    Trustee:  ________________________________________________
           (Please Type or Print)                                        (Please Type or Print)


By: ______________________________________________________    By:  _____________________________________________________
      (Signature of Trustee)                                        (Signature of Trustee)


Date: ____________________________________________________    Date: ____________________________________________________

                                       B-1

                               TELEGEN CORPORATION
                               IRA SIGNATURE PAGE

         The signature of the Custodian on this IRA Signature Page evidences the agreement of the Custodian to be bound by the Subscription Agreement.

         (A) The undersigned investor, hereby subscribes to ______________________ Units (each unit consisting of a Convertible Promissory Note evidencing $50,000 in indebtedness and a Warrant for ten housand shares of Common Stock at an exercise price of $2.25 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $50,000 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $______________ (the "Funds"). Stock certificates for the Common Stock and Warrant agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned purchaser represents that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate and (b) the purchaser will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the purchaser's Subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned Custodian and purchaser hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned Custodian hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the Custodian are duly authorized to sign this Subscription Agreement on behalf of the Custodian and, further, that the undersigned Custodian has all requisite authority to purchase such Shares and enter into this Subscription Agreement on behalf of the undersigned purchaser.


Please  Type or Print the Exact  Legal  Title of Trust as  follows:  Custodian's name, as Custodian for Individual Retirement Account of [Name of Purchaser].
Title: ________________________________________________________________________________________________________________________


Account Number: _______________________________________________________________________________________________________________

Name of                                                       Name of
Custodian: ________________________________________________   Purchaser:  _____________________________________________________
                       (Please Type or Print)                                   (Please Type or Print)


By: _______________________________________________________   By: ____________________________________________________________
      (Authorized Signature)                                        (Signature of Purchaser)

Title: ____________________________________________________


Date: _____________________________________________________   Date: __________________________________________________________


                                       C-1

                               TELEGEN CORPORATION
                           CORPORATION SIGNATURE PAGE

         Your signature on this Corporation Signature Page evidences the agreement by the officer(s), on behalf of the corporation, to be bound by the Subscription Agreement.

         (A) The undersigned investor, hereby subscribes to ______________________ Units (each unit consisting of a Convertible Promissory Note evidencing $50,000 of indebtedness and a Warrant for ten thousand shares of Common Stock at an exercise price of $2.25 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $50,000 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $______________ (the "Funds"). Stock certificates for the Common Stock and Warrant agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned officers represent that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate and (b) the Corporation will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the corporation's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned officer(s) hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned officers hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the Corporation are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase such Shares and enter into this Subscription Agreement.


Name of
Corporation: ___________________________________________________________________________________________________________

Address of
Principal Offices: _____________________________________________________________________________________________________

Authorized                                                    Authorized
Officer:  __________________________________________________  Officer:  ________________________________________________
           (Please Type or Print)                                               (Please Type or Print)


By: ________________________________________________________  By: ______________________________________________________
      (Signature of Authorized Officer)                             (Signature of Authorized Officer)


Date: ______________________________________________________  Date: ____________________________________________________


                               TELEGEN CORPORATION
                           PARTNERSHIP SIGNATURE PAGE

         Your signature on this Partnership Signature Page evidences the agreement by the partner(s), on behalf of the undersigned Partnership, to be bound by the Subscription Agreement.

         (A) The undersigned, hereby subscribes to ______________________ Units (each unit consisting of a Convertible Promissory Note evidencing $50,000 of indebtedness and a Warrant for ten thousand shares of Common Stock at an exercise price of $2.25 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $50,000 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $______________ (the "Funds"). Stock certificates for the Common Stock and Warrant agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned partners represent that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate and (b) the Partnership will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the Partnership's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned partner(s) hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned partners hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the Partnership are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Partnership and, further, that the undersigned Partnership has all requisite authority to purchase such Shares and enter into this Subscription Agreement.




Name of
Corporation: ___________________________________________________________________________________________________________

Address of
Principal Offices: _____________________________________________________________________________________________________

Authorized                                                    Authorized
Officer:  __________________________________________________  Officer:  ________________________________________________
           (Please Type or Print)                                               (Please Type or Print)


By: ________________________________________________________  By: ______________________________________________________
      (Signature of Authorized Officer)                             (Signature of Authorized Officer)


Date: ______________________________________________________  Date: ____________________________________________________


                                       E-1